                                                                 EXHIBIT 10.1(b)


              AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

         This Amendment Number One to Loan and Security Agreement ("Amendment") is entered into as of April 15, 1999, among SAMUELS JEWELERS, INC., a Delaware corporation (the "Borrower"), on the one hand, and the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and FOOTHILL CAPITAL CORPORATION, as Agent ("Agent"), on the other hand.

                                    RECITALS

         A. Borrower, Lenders and Agent have previously entered into that certain Loan and Security Agreement, dated as of October 2, 1998 (the "Agreement").

         B. Borrower, Lenders and Agent desire to amend the Agreement as provided for an on the conditions herein.

         NOW, THEREFORE, Borrower, Lenders and Agent hereby amend certain provisions of the Agreement as follows:

            1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

            2. AMENDMENTS

               2.1 Section 1.1 of the Agreement is hereby amended by adding the following definition thereto:

            "Owned Inventory" means, as of any date of determination, Inventory that is owned by Borrower (other than all merchandise classified on the Borrower's books and records as "miscellaneous" including, but not limited to, customer trade-ins, breakouts and giftware), and specifically excluding any Inventory acquired by Borrower on consignment from vendors.

               2.2 Section 2.1 (a) (y) of the Agreement is hereby amended and restated in its entirety to read as follows:

            (y) the lesser of (i) 70% (75% during a Seasonal Period) of the Cost of Eligible Inventory, less the amount, if any, of the Inventory Reserve, and reserves for gift certificates outstanding and for shrinkage, and (ii) 80% (85% during a Seasonal Period) of the GOB Value of Owned Inventory, less the amount, if any, of the Inventory Reserve and reserves for gift certificates outstanding and for shrinkage, minus


               2.3 Section 7.20 (b) of the Agreement is hereby amended and restated in its entirety to read as follows:

               (b) Tangible Net Worth. Tangible Net Worth of at least the following amounts as of the end of the corresponding fiscal quarters:


           Fiscal Quarter Ending            Minimum Tangible Net Worth
           ---------------------            --------------------------

                 05/29/99                          $ 26,000,000
                 08/29/99                          $ 24,000,000
                 11/27/99                          $ 20,000,000


               for each fiscal quarter ending thereafter, such minimum Tangible Net Worth shall be set at amounts acceptable to the Agent and the Lenders based upon a discount from the Borrower's projected Tangible Net Worth for such periods, all as set forth in detailed financial projections (including a balance sheet, income statement, statement of cash flows, and availability calculations) for Borrower's fiscal year ending June 3, 2000, which projections are to be delivered to Lenders on or before June 1, 999. Failure to deliver such projections by such date, in form and content (and reflecting financial performance) acceptable to the Lenders in their sole discretion, shall constitute an Event of Default.

               2.4 Section 17.5(a) of the Agreement is hereby amended by deleting the words "within three days" contained therein and replacing them with the words "within seven Business Days".

            3. REPRESENTATION AND WARRANTIES. Borrower hereby affirms to Lenders and Agent that all Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

            4. DEFAULTS; WAIVER. Agent and the Lenders acknowledge and agree that any Event of Default occasioned by Borrower's noncompliance with the requirements of Section 7.20(b) (minimum Tangible Net Worth) as set forth in the Loan Agreement prior to the amendment provided in Section 2 hereof, is hereby waived.

            5. Borrower hereby affirms to Lenders and Agent that, subject to the waiver provided in the preceding sentence, no Default or Event of Default exists as of the date hereof.

            6. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

               (a) Receipt by Agent of fully executed copies of this Amendment;
            and

               (b) Payment of a fee to Agent, for the pro rata account of
            Lenders, in the amount of $10,000.

            7.COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs, and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and any related documents.

            8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended, modified, and supplemented hereby, shall remain in full force and effect.

            9. COUNTERPARTS: EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.



                                              SAMUELS JEWELERS, INC.
                                              a Delaware corporation


                                              By: /s/ ROBERT HERMAN
                                                  ------------------------------

                                              Title: /s/ Asst. Secretary
                                                     ---------------------------



                                              FOOTHILL CAPITAL CORPORATION
                                              a California corporation, as
                                              Agent and as a Lender


                                              By: /s/ ROBERT CASTINE
                                                  ------------------------------

                                              Title: /s/ Vice President
                                                     ---------------------------



                                              LASALLE BUSINESS CREDIT, INC.
                                              a Delaware corporation


                                              By: /s/ SCOTT BUSCH
                                                  ------------------------------

                                              Title: /s/ FVP
                                                     ---------------------------



                                              SUNROCK CAPITAL CORP.
                                              a Delaware corporation


                                              By: /s/ ROBERT HERMAN
                                                  ------------------------------

                                              Title: /s/ Asst. Secretary
                                                     ---------------------------